Stock-based and Deferred Compensation Plans	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Stock-based and Deferred Compensation Plans
Stock-based Compensation
During the first quarter of 2013, the Company granted performance-based share units (“PSUs”) to executives and key members of management. There were no PSUs awarded in periods prior to 2013. The PSUs vest over a period of four years following the date of grant, and 25% of the grant is earned or forfeited on each grant anniversary date, subject to certification of the performance criteria by the Compensation Committee of the Board of Directors. The number of units that actually vest will be determined for each year based on the achievement of certain Company performance criteria set forth in the award agreement and may range from zero to 200% of the annual target grant. PSUs that do not vest based on failure to satisfy the stated performance criteria for any annual period are forfeited. In addition to the satisfaction of the performance criteria for the PSUs, vesting is dependent upon continued service with forfeiture of all unvested PSUs upon termination, unless in the case of death or disability, in which case a pro rata portion of the target number of PSUs are eligible to immediately vest based on actual performance during the performance period. The PSUs are settled in shares of common stock. Holders will receive one share of common stock for each performance-based share unit that vests. The fair value of PSUs is based on the closing price of the Company’s common stock on the grant date. Compensation expense for PSUs is recognized over the vesting period when it is probable the performance criteria will be achieved. During the three months ended March 31, 2013, a nominal amount of compensation expense was recorded for the PSUs.
The following table presents a summary of the Company’s stock-based compensation activity for the three months ended March 31, 2013 (in thousands):

	STOCK OPTIONS	RESTRICTED STOCK AWARDS	PERFORMANCE-BASED SHARE UNITS (1)
Outstanding at December 31, 2012	12,379	299	—
Granted	1,282	219	52
Exercised or vested	(1,212)	(3)	—
Forfeited or expired	(243)	(10)	(4)
Outstanding at March 31, 2013	12,206	505	48
________________

(1)
Share unit amounts represent the target number of PSUs considered granted for accounting recognition based on the establishment of performance targets for future years. The actual number of shares that will be earned upon vesting is dependent upon actual performance and may range from zero to 200% of the target number of shares.

At March 31, 2013 and December 31, 2012, approximately 6.2 million and 7.3 million, respectively, of outstanding stock options were exercisable.
The weighted-average grant date fair value of stock options granted during the three months ended March 31, 2013 and 2012 was $8.47 and $6.87, respectively, and was estimated using the Black-Scholes option pricing model. The following assumptions were used to calculate the fair value of options granted for the periods indicated:

	THREE MONTHS ENDED MARCH 31,
	2013	2012
Weighted-average risk-free interest rate	1.09%	1.15%
Dividend yield	—%	—%
Expected term	6.3 years	6.5 years
Weighted-average volatility	48.6%	55.5%

During the three months ended March 31, 2013 and 2012, the Company recognized aggregate stock-based compensation expense of $4.4 million and $0.7 million, respectively.

Stock-based and Deferred Compensation Plans
Stock-based and Deferred Compensation Plans
Managing and Chef Partners
Historically, the managing partner of each Company-owned domestic restaurant and the chef partner of each Fleming’s Prime Steakhouse and Wine Bar and Roy’s restaurant were required, as a condition of employment, to sign a five-year employment agreement and to purchase a non-transferable ownership interest in the Management Partnership that provided management and supervisory services to his or her restaurant. The purchase price for a managing partner’s ownership interest was fixed at $25,000, and the purchase price for a chef partner’s ownership interest ranged from $10,000 to $15,000. Managing and chef partners had the right to receive monthly distributions from the Management Partnership based on a percentage of their restaurant’s monthly cash flows for the duration of the agreement, which varied by concept from 6% to 10% for managing partners and 2% to 5% for chef partners. Further, managing and chef partners were eligible to participate in the Partner Equity Plan (“PEP”), a deferred compensation program, upon completion of their five-year employment agreement. Amounts credited to partners’ PEP accounts are fully vested at all times and participants have no discretion with respect to the form of benefit payments under the PEP.
In April 2011, the Company modified its managing and chef partner compensation structure to provide greater incentives for sales and profit growth. Under the revised program, managing and chef partners continue to sign five-year employment agreements and receive monthly distributions of the same percentage of their restaurant’s cash flow as under the prior program. However, under the revised program, in lieu of participation in the PEP, managing partners and chef partners are eligible to receive deferred compensation payments under the Partner Ownership Account Plan (the “POA”). The POA places greater emphasis on year-over-year growth in cash flow than the PEP. Managing and chef partners receive a greater value under the POA than they would have received under the PEP if certain levels of year-over-year cash flow growth are achieved and a lesser value than under the PEP if these levels are not achieved.
The POA requires managing and chef partners to make an initial deposit of up to $10,000 into their “Partner Investment Account,” and the Company make a bookkeeping contribution to each partner’s “Company Contributions Account” no later than the end of February of each year following the completion of each year (or partial year where applicable) under the partner’s employment agreement. The value of each Company contribution is equal to a percentage of the partner’s restaurant’s cash flow plus, if the restaurant has been open at least 18 calendar months, a percentage of the year-over-year increase in the restaurant’s cash flow.
In addition to the POA, our managing and chef partners are also eligible for an annual bonus known as the President’s Club, paid in addition to the monthly distributions of cash flow, designed to reward increases in a restaurant’s annual sales above the concept sales plan with a required flow-through percentage of the incremental sales to cash flow as defined in the plan. Managing and chef partners whose restaurants achieve certain annual sales targets above the concept’s sales plan (and the required flow-through percentage) receive a bonus equal to a percentage of the incremental sales, such percentage determined by the sales target achieved.
Amounts credited to each partner’s account under the POA may be allocated by the partner among benchmark funds offered under the POA, and the account balances of the partner will increase or decrease based on the performance of the benchmark funds. Upon termination of employment, all remaining balances in the Company Contributions Account in the POA are forfeited unless the partner has been with the Company for twenty years or more. Unless previously forfeited under the terms of the POA, 50% of the partner’s total account balances generally will be distributed in the March following the completion of the initial five-year contract term with subsequent distributions varying based on the length of continued employment as a partner. The deferred compensation obligations under the POA are unsecured obligations of the Company.
All managing and chef partners who execute new employment agreements after May 1, 2011 are required to participate in the revised partner program, including the POA. Managing and chef partners with a current employment agreement scheduled to expire December 1, 2011 or later had the opportunity (from April 27, 2011 through July 27, 2011) to amend their employment agreements to convert their existing partner program to participation in the new partner program, including the POA, effective June 1, 2011.  As of December 31, 2012 and 2011, the Company’s POA liability was $15.3 million and $8.0 million, respectively, which was recorded in Partner deposits and accrued partner obligations in its Consolidated Balance Sheets.
Upon the closing of the Merger, certain stock options that had been granted to managing and chef partners under a pre-merger managing partner stock plan upon completion of a previous employment contract were converted into the right to receive cash in the form of a “Supplemental PEP” contribution.
As of December 31, 2012, the Company’s total vested liability with respect to obligations primarily under the PEP and Supplemental PEP was approximately $122.6 million, of which $17.8 million and $104.8 million was included in Accrued and other current liabilities and Other long-term liabilities, net, respectively, in its Consolidated Balance Sheet. As of December 31, 2011, the Company’s total vested liability with respect to obligations primarily under the PEP and Supplemental PEP was approximately $107.8 million, of which $11.8 million and $96.0 million was included in Accrued and other current liabilities and Other long-term liabilities, net, respectively, in its Consolidated Balance Sheet. Partners may allocate the contributions into benchmark investment funds, and these amounts due to participants will fluctuate according to the performance of their allocated investments and may differ materially from the initial contribution and current obligation.
As of December 31, 2012 and 2011, the Company had approximately $67.8 million and $56.9 million, respectively, in various corporate-owned life insurance policies and at December 31, 2011, another $0.3 million of restricted cash, both of which are held within an irrevocable grantor or “rabbi” trust account for settlement of the Company’s obligations primarily under the PEP, Supplemental PEP and POA. The Company is the sole owner of any assets within the rabbi trust and participants are considered general creditors of the Company with respect to assets within the rabbi trust.
As of December 31, 2012 and 2011, there were $65.1 million and $55.6 million, respectively, of unfunded obligations primarily related to the PEP, Supplemental PEP and POA, excluding amounts not yet contributed to the partners’ investment funds, which may require the use of cash resources in the future.
Area Operating Partners
Historically, an area operating partner was required, as a condition of employment and within 30 days of the opening of his or her first restaurant, to make an initial investment of $50,000 in the Management Partnership that provides supervisory services to the restaurants that the area operating partner oversees.  This interest gave the area operating partner the right to distributions from the Management Partnership based on a percentage of his or her restaurants’ monthly cash flows for the duration of the agreement, typically ranging from 4% to 9%. The Company has the option to purchase an area operating partner’s interest in the Management Partnership after the restaurant has been open for a five-year period on the terms specified in the agreement.
For restaurants opened on or between January 1, 2007 and December 31, 2011, the area operating partner’s percentage of cash distributions and buyout percentage is calculated based on the associated restaurant’s return on investment compared to the Company’s targeted return on investment and ranges from 3.0% to 12.0% depending on the concept. This percentage is determined after the first five full calendar quarters from the date of the associated restaurant’s opening and is adjusted each quarter thereafter based on a trailing 12-month restaurant return on investment. The buyout percentage is the area operating partner’s average distribution percentage for the 24 months immediately preceding the buyout. Buyouts are paid in cash within 90 days or paid over a two-year period.
In 2011, the Company also began a version of the President’s Club annual bonus described above under “Managing and Chef Partners” for area operating partners to provide additional rewards for achieving sales targets with a required flow-through of the incremental sales to cash flow as defined in the plan.
In April 2012, the Company revised its area operating partner program for restaurants opened on or after January 1, 2012. For these restaurants, an area operating partner is required, as a condition of employment, to make a deposit of $10,000 within 30 days of the opening of each new restaurant that he or she oversees, up to a maximum deposit of $50,000 (taking into account investments under prior programs). This deposit gives the area operating partner the right to monthly payments based on a percentage of his or her restaurants’ monthly cash flows for the time period that the area operating parter oversees the restaurant, typically ranging from 4.0% to 4.5%. After the restaurant has been open for a five-year period, the area operating partner will receive a bonus equal to a multiple of the area operating partner’s average monthly payments for the 24 months immediately preceding the bonus date. The bonus will be paid within 90 days or over a two-year period, depending on the bonus amount.
Management and Other Key Employees
During the years ended December 31, 2012 and 2011, the Board of Directors authorized an additional 850,000 and 1,350,000 shares, respectively, for issuances of stock options and restricted stock under the Company’s 2007 Equity Plan. During the year ended December 31, 2010, no additional shares were approved. A total of 13,200,000 shares were approved for stock options and restricted stock grants under the 2007 Equity Plan by the Board of Directors as of December 31, 2012. The maximum term of stock options and restricted stock granted under the 2007 Equity Plan is ten years. Upon completion of the Company’s initial public offering, the 2012 Equity Plan was adopted, and no further awards will be made under the 2007 Equity Plan.
The 2012 Equity Plan provides for grants of stock options, stock appreciation rights, restricted stock and restricted stock units, performance awards and other stock-based awards determined by the Compensation Committee of the Board of Directors. The maximum number of shares of common stock available for issuance pursuant to the 2012 Equity Plan was initially 3,000,000 shares. As of the first business day of each fiscal year, commencing on January 1, 2013, the aggregate number of shares that may be issued pursuant to the 2012 Equity Plan automatically increases by a number equal to 2% of the total number of shares then issued and outstanding. The 2012 Equity Plan provides that grants of performance awards will be made based upon, and subject to achieving, one or more performance measures over a performance period of not less than one year as established by the Compensation Committee of the Board of Directors. Unless terminated earlier, the 2012 Equity Plan will terminate ten years from its effective date.
Other Benefit Plans
The Company has a qualified defined contribution 401(k) plan (the OSI Restaurant Partners, LLC Salaried Employees 401(k) Plan and Trust, or the “401(k) Plan”) covering employees eligible for salaried benefits, except officers and certain highly compensated employees. Assets of the 401(k) Plan are held in trust for the sole benefit of the employees. Participants in the 401(k) Plan may make pretax elective deferrals to the 401(k) Plan of between 1% and 20% of their compensation, subject to Internal Revenue Service (“IRS”) limitations. The Company also may make matching and/or profit-sharing contributions to the 401(k) Plan. The Company contributed $2.0 million, $2.0 million, and $1.9 million to the 401(k) Plan for the plan years ended December 31, 2012, 2011 and 2010, respectively.
The Company provides a deferred compensation plan for its highly compensated employees who are not eligible to participate in the 401(k) Plan. The deferred compensation plan allows these employees to contribute from 5% to 90% of their base salary and 5% to 100% of their cash bonus on a pretax basis to an investment account consisting of various investment fund options. The Company does not currently intend to provide any matching or profit-sharing contributions, and participants are fully vested in their deferrals and their related returns. Participants are considered unsecured general creditors in the event of Company bankruptcy or insolvency.
Stock Options
The following table presents a summary of the Company’s stock option activity for the year ended December 31, 2012 (in thousands, except exercise price and contractual life):

	OPTIONS	WEIGHTED- AVERAGE EXERCISE PRICE	WEIGHTED- AVERAGE REMAINING CONTRACTUAL LIFE (YEARS)	AGGREGATE INTRINSIC VALUE
Outstanding at December 31, 2011	11,943	$7.50	7.5	$53,989
Granted	872	14.23
Exercised	(136)	6.50
Forfeited or expired	(300)	7.20
Outstanding at December 31, 2012	12,379	$7.99	6.7	$94,710
Exercisable at December 31, 2012	7,293	$7.41	6.0	$60,026

The total intrinsic value of stock options exercised during the year ended December 31, 2012 was $0.5 million. The Company received $0.9 million in cash and did not realize any tax benefits from the exercise of stock options in the year ended December 31, 2012. The Company did not have any stock options exercised in the years ended December 31, 2011 and 2010. The Company settles stock option exercises with authorized but unissued shares of the Company’s common stock.
The weighted-average grant date fair value of stock options granted during the years ended December 31, 2012, 2011 and 2010 was $6.93, $6.02, and $3.18, respectively, and was estimated using the Black-Scholes option pricing model. The following assumptions were used to calculate the fair value of options granted for the periods indicated:

	YEARS ENDED DECEMBER 31,
	2012	2011	2010
Weighted-average risk-free interest rate	1.11%	2.09%	1.95%
Dividend yield	—%	—%	—%
Expected term	6.5 years	6.5 years	6.5 years
Weighted-average volatility	48.6%	54.8%	73.9%

Under the 2007 Equity Plan, stock options generally vest and become exercisable in 20% increments over a period of five years contingent on continued employee service. Shares acquired upon the exercise of stock options under the 2007 Equity Plan were generally subject to a stockholder’s agreement that contained a management call option that allowed the Company to repurchase all shares purchased through exercise of stock options upon termination of employment at any time prior to the earlier of an initial public offering or a change of control. If an employee’s termination of employment was a result of death or disability, by the Company other than for cause or by the employee for good reason, the Company was able to repurchase exercised stock under this call option at fair market value. If an employee’s termination of employment was by the Company for cause or by the employee without good reason, the Company was able to repurchase the stock under this call provision for the lesser of the exercise price or fair market value. Additionally, the holder of shares acquired upon the exercise of stock options was prohibited from transferring the shares to any person, subject to narrow exceptions, and if a permitted transfer occurred, the transferred shares remained subject to the management call option. As a result of the transfer restrictions and call option, the Company did not record compensation expense for stock options that contained the call option since employees were not able to realize monetary benefit from the options or any shares acquired upon the exercise of the options unless the employee was employed at the time of an initial public offering or change of control. Prior to the Company’s initial public offering in August 2012, there had not been any exercises of stock options by any employee, and generally all stock options of terminated employees with a call provision either expired or were forfeited.
Upon completion of the Company’s initial public offering, the Company recorded approximately $16.0 million of aggregate non-cash compensation expense with respect to (i) certain stock options held by its CEO that become exercisable (to the extent then vested) if following the offering, the volume-weighted average trading price of the Company’s common stock is equal to or greater than specified performance targets over a six-month period and (ii) the time vested portion of outstanding stock options containing the management call option due to the automatic termination of the call option upon completion of the offering.
On July 1, 2011, the CEO was granted an option to purchase 550,000 shares of common stock under the 2007 Equity Plan in accordance with the terms of her employment agreement. This option has an exercise price of $10.03 per share and was subject to a modified form of the management call option that did not preclude the Company from recording compensation expense during the service period. This modified form of the management call option terminated upon completion of the Company’s initial public offering. These options vest and compensation expense is recorded equally over a five-year period on each anniversary of the grant date, contingent upon her continued employment with the Company.
In March 2010, the Company offered all then active employees the opportunity to exchange outstanding stock options with an exercise price of $10.00 per share for the same number of replacement stock options with an exercise price of $6.50 per share. Under the exchange program, the vested portion of the eligible stock options as of the grant date of the replacement stock options were exchanged for stock options that were fully vested. The unvested portion of the exchanged stock options were exchanged for unvested replacement stock options that vest and become exercisable over a period of time that is equal to the remaining vesting period of the exchanged stock options plus one year, subject to the participant’s continued employment through the new vesting date. For exchanged stock options that contained both performance-based and time-based vesting conditions, the replacement stock options contain only time-based vesting conditions and vest in accordance with the above terms. All eligible stock options were exchanged pursuant to the exchange program. The original stock options were cancelled, and the issuance of the replacement stock options occurred on April 6, 2010. As a result of the management call option, the stock options exchange did not have a material effect on the Company’s consolidated financial statements.
Under the 2012 Equity Plan, stock options generally vest and become exercisable in 25% increments over a period of four years on the grant anniversary date contingent on continued employee service. Stock options have an exercisable life of no more than ten years from the date of grant.
The Company recorded compensation expense of $20.1 million, $2.2 million and $1.1 million during the years ended December 31, 2012, 2011 and 2010 respectively, for vested stock options. The Company did not recognize any tax benefits for vested stock options in any of the years ended December 31, 2012, 2011 and 2010 due to a valuation allowance and other tax credits available. The total fair value of stock options that vested during the years ended December 31, 2012, 2011 and 2010 was $66.5 million (of which $39.3 million relates to stock options that would have vested in prior years without the management call option), $3.7 million and $2.2 million, respectively. The Company did not capitalize any stock-based compensation costs during any periods presented. As of December 31, 2012, there was $22.6 million of total unrecognized compensation expense related to non-vested stock options, which is expected to be recognized over a weighted-average period of approximately 2.8 years.
Restricted Stock

	NUMBER OF RESTRICTED STOCK AWARDS (in thousands)	WEIGHTED-AVERAGE GRANT DATE FAIR VALUE PER AWARD
Restricted stock outstanding at December 31, 2011	239	$10.00
Granted	314	14.69
Vested	(218)	10.00
Forfeited	(36)	11.93
Restricted stock outstanding at December 31, 2012	299	$14.69

Compensation expense recognized in net income for the years ended December 31, 2012, 2011 and 2010 was $1.4 million, $1.7 million and $2.0 million, respectively, for restricted stock awards. The Company did not recognize any tax benefits related to the compensation expense recorded for restricted stock awards for the years ended December 31, 2012, 2011 and 2010 due to a valuation allowance and other tax credits available. As measured on the vesting date, the total fair value of restricted stock that vested during the years ended December 31, 2012, 2011 and 2010 was $2.8 million, $2.3 million and $1.8 million, respectively. Unrecognized pretax compensation expense related to non-vested restricted stock awards was approximately $3.7 million at December 31, 2012 and will be recognized over a weighted-average period of 3.4 years.
Shares of restricted stock issued in 2007 to certain of the Company’s current and former executive officers and other members of management under the 2007 Equity Plan vested each June 14 through 2012. In accordance with the terms of their applicable agreements, the Company loaned an aggregate of $0.4 million, $0.9 million and $0.7 million to these individuals in 2012, 2011 and 2010, respectively, for their personal income tax obligations that resulted from vesting. During the first quarter of 2012, the three executive officers of the Company having outstanding loans and certain other former members of management repaid their entire loan balances to the Company. As of December 31, 2012 and 2011, a total of $5.8 million and $7.2 million of loans and associated interest obligations to current and former executive officers and other members of management was outstanding and was recorded in Additional paid-in capital in the Company’s Consolidated Balance Sheets. The loans are full recourse and are collateralized by the vested shares of restricted stock.  On May 10, 2012, the Company approved an amendment to the loans to extend the timing for mandatory prepayment in connection with an initial public offering to require full repayment by the last trading day in the first trading window subsequent to the expiration of contractual lock-up restrictions imposed in connection with the offering.
Restricted stock shares vest on the grant anniversary date at a rate of approximately 33.3% per year for those issued to directors and 25% per year for all other issuances. Restricted stock vesting is dependent upon continued service with forfeiture of all unvested restricted stock shares upon termination, unless in the case of death or disability, in which case all restricted stock shares are immediately vested.